Exhibit 10.01

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

FULL CIRCLE REGISTRY, INC.

AND

GALAXY NEXT GENERATION, INC.

Dated: June    , 2018

TABLE OF CONTENTS

1.1

The Merger.

1

1.2

Conversion of Shares.

2

1.3

Dissenters’ Rights.

3

1.4

Subsequent Actions.

3

2.1

Closing Date.

4

2.2

Closing Transactions.

4

3.1

Organization and Qualification.

5

3.2

Authorization; Validity and Effect of Agreement.

5

3.3

No Conflict; Required Filings and Consents.

5

3.4

Capitalization.

6

3.5

Financial Statements.

6

3.6

Properties and Assets.

6

3.7

Intellectual Property.

6

3.8

No Undisclosed Liabilities.

7

3.9

Related Party Transactions.

7

3.10

Litigation.

8

3.11

Taxes.

8

3.12

Insurance.

8

3.13

Compliance.

8

3.14

Contracts.

8

3.15

Labor Relations.

9

3.16

Environmental Matters.

9

3.17

Absence of Certain Changes or Events.

9

3.18

Investment Intent.

9

3.19

Brokers and Finders Fees.

10

4.1

Organization and Qualification.

10

4.2

Authorization; Validity and Effect of Agreement.

10

4.3

No Undisclosed Liabilities.

10

4.4

Related Party Transactions.

11

4.5

Contracts.

11

4.6

Labor Relations.

11

4.7

No Conflict; Required Filings and Consents.

11

4.8

Capitalization.

12

4.9

Reports and Financial Statements.

12

4.10

Properties and Assets.

12

4.11

Intellectual Property.

13

4.12

Litigation.

13

4.13

Taxes.

13

4.14

Insurance.

13

4.15

Compliance.

13

4.16

Environmental Matters.

14

4.17

Absence of Certain Changes.

14

4.18

Brokers and Finders.

14

5.1

Conduct of Business by Galaxy.

14

i

5.2

Access to Information.

15

5.3

Confidentiality; No Solicitation.

16

5.4

Best Efforts; Consents.

16

5.5

Further Assurances.

16

5.6

Public Announcements.

17

5.7

Notification of Certain Matters.

17

5.8

Financial Statements.

17

5.9

Prohibition on Trading in FLCR Securities.

17

5.10

Board of Directors.

17

5.11

FLCR Post-Closing Conditions.

18

5.12

Advisory Fee.

18

5.13

Investment Letters.

18

5.14

Transactions in Certain FLCR Shares.

18

5.15

Schedules.

18

5.16

Net Operating Losses.

18

5.17

Current Assets

18

5.18

Right of First Refusal

18

6.2

Conditions to Obligations of the FLCR Group.

19

6.3

Other Conditions to Obligations of the Parties.

20

7.1

Indemnification by Galaxy.

20

7.2

Indemnification by the FLCR Group.

22

7.3

Indemnification Procedures for Third-Party Claim.

21

7.4

Indemnification Procedures for Non-Third Party Claims.

22

7.5

Limitations on Indemnification.

22

7.6

Exclusive Remedy.

22

8.1

Termination.

22

8.2

Procedure and Effect of Termination.

23

9.1

Entire Agreement.

23

9.2

Amendment and Modifications.

23

9.3

Extensions and Waivers.

24

9.4

Successors and Assigns.

24

9.5

Survival of Representations, Warranties and Covenants.

24

9.6

Headings; Definitions.

24

9.7

Severability.

24

9.8

Specific Performance.

24

9.9

Notices.

25

9.10

Governing Law.

25

9.11

Arbitration.

25

9.12

Counterparts.

25

9.13

Certain Definitions.

26

ii

EXHIBITS

Exhibit 5.12

Form of Advisory Agreement

Exhibit 5.13

Form of Investment Letter

iii

SCHEDULES

Schedule 3.5(a)

Shareholders and Shares

Schedule 3.5(b)

Subsidiaries and Capitalization

Schedule 3.6

Financial Statements

Schedule 3.7

Real Property

Schedule 3.8

Exceptions to Ownership of Intellectual Property

Schedule 3.9

Galaxy Undisclosed Liabilities

Schedule 3.10

Galaxy Related Party Transactions

Schedule 3.11

Galaxy Litigation

Schedule 3.13

Insurance

Schedule 3.14

Exceptions to Compliance With Governmental Authorities

Schedule 3.15

Material Contracts

Schedule 3.16

Labor Relations

Schedule 3.18

Certain Changes or Events

Schedule 4.3

FLCR Undisclosed Liabilities

Schedule 4.4

FLCR Related Party Transactions

Schedule 4.5

FLCR Material Contracts

Schedule 4.6

FLCR Labor Relations

Schedule 4.12

FLCR Litigation

Schedule 4.18

Brokers and Finders

Schedule 5.1

Exceptions to Conduct of Business in Ordinary Course

iv

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), is made and entered into this _____ day of June, 2018, by and among Full Circle Registry, Inc., a Nevada corporation (“FLCR”), Galaxy Next Generation, Inc., a Georgia corporation (“Galaxy”), the Galaxy Shareholders (“Galaxy Shareholders) and Galaxy MS, Inc., a Nevada corporation and a wholly owned subsidiary of FLCR (“Merger Sub”).

Recitals

WHEREAS, the Boards of Directors of FLCR, the Merger Sub and Galaxy, have approved, and deem it advisable and in the best interests of their respective companies and stockholders to consummate a merger of Galaxy with and into the Merger Sub (the “Merger”), with the Merger Sub as the surviving corporation in the Merger, upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, pursuant to the terms of this Agreement, upon consummation of the Merger, and after the FINRA filing, the holders of the issued and outstanding shares of common stock of Galaxy (“Galaxy Shares”) shall have the right to receive approximately 200,000,000 shares of the common stock of FLCR, subject to adjustment as provided herein (The “FLCR Shares”); and

WHEREAS, after the FINRA filing, and upon the consummation of the Merger, the holders of the Galaxy Shares shall collectively own, on a fully diluted basis, common stock of FLCR, which represents approximately eighty nine percent (89%) of all the outstanding common stock of the then issued and outstanding shares of Common Stock of FLCR, with the remaining eleven percent (11%) of common stock to be distributed as follows: (a) seven percent (7%) to the holders of common stock, pro rata; and (b) four percent (4%) to the holders of convertible debt, pro rata.

NOW, THEREFORE, in consideration of the following promises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

THE MERGER

1.1

The Merger.

(a)

The Merger.  At the Effective Time (as defined in Section 1.1(b)), the Merger shall be effected and Galaxy shall be merged with and into the Merger Sub, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Official Code of Georgia Annotated (“Georgia Code”), whereupon the separate corporate existence of Galaxy shall cease and the Merger Sub shall continue as the surviving corporation in the Merger (the “Surviving Corporation”), and as a wholly owned subsidiary of FLCR.

(b)

 Effective Time.  On the Closing Date (as defined in Section 2.1), the parties shall file the articles of merger (“Articles of Merger”) with the Secretary of State of Georgia and Nevada, and make all other filings or recordings required by the Georgia Code in connection with the Merger.  The Merger shall become effective at such time as the Certificate of Merger and Articles of Merger are duly filed with the Secretary of State of Nevada, or at such later time as Galaxy and FLCR shall agree and specify in the Certificate of Merger and Articles of Merger (the time the Merger becomes effective being the “Effective Time”).

(c)

Effects of the Merger.  At the Effective Time, the Merger shall have the effects set forth in this Agreement, and the Georgia Code.  Without limiting the foregoing, and subject thereto, at the Effective Time, all of the property, rights, powers, privileges and franchises shall be vested in the Surviving Corporation, and all of the debts, liabilities and duties of Galaxy shall become the debts, liabilities and duties of the Merger Sub.

(d)

Articles of Incorporation and Bylaws.

(i)

The Articles of Incorporation of the Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided therein or by applicable law.

(ii)

The Bylaws of the Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable law.

(e)

Officers and Directors.  The current Officers of the Surviving Corporation shall resign and Gary LeCroy shall be elected President and Megan McGahee shall be elected as Secretary, and the Board of Directors shall consist of Gary LeCroy, Megan McGahee, Leigh Friedman and Alec G. Stone, and these persons shall hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be, provided that it is understood that after the Closing, Messrs. Friedman and Stone will resign or be removed by Mr. LeCroy or Ms. McGahee.

1.2

Conversion of Shares.

(a)

Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the shareholders of Galaxy:

(i)

Purchaser Common Stock.  The outstanding shares of Galaxy common stock shall be converted into and become FLCR securities, which are convertible into approximately 200,000,000 shares of FLCR common stock equivalent to 89% of all outstanding common stock, validly issued, fully paid and nonassessable (the “FLCR Shares”).

(ii)

Reverse Stock Split. Immediately following the Closing the surviving corporation will implement a ________ to one (1) reverse stock split and/or additional shares will be authorized in order to assume that the Galaxy Shareholders own 89% of the outstanding shares of capital stock and to assure that such ownership conforms to the authorized capital structure of FLCR.  The remaining 11% of the common stock shall be distributed as follows: (a) 7% of the common stock being distributed to the pre-merger existing holders of common stock, pro rata; and (b) 4% being distributed to the holders of convertible debt, pro rata. No fractional shares will be issued in the reverse stock split. Instead, holders of fractional shares will have the fractional share rounded up so that they will receive one whole share of common stock.

(iii)

Cancellation of Treasury Securities and Galaxy-Owned Securities.  All Shares that are owned by Galaxy as treasury securities, all Shares owned by any subsidiary of Galaxy, shall be canceled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor; and

(iv)

Conversion of Shares.  All the outstanding Galaxy Shares shall be exchanged for the FLCR Shares. The FLCR Shares shall be allocated pro-rata among the Galaxy Shareholders according to their ownership of Galaxy Shares, issued and outstanding on the Closing Date.  All such Galaxy Shares, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate or agreement representing any such Galaxy Shares shall cease to have any rights with respect thereto, except the right to receive FLCR Shares therefor upon the surrender of such certificate in accordance with Section 1.2(b) hereof, without interest or dividends.

(b)

Exchange of Certificates or Agreements.  Each Galaxy Shareholder shall deliver to FLCR any certificate or agreement evidencing Galaxy Shares and receive in exchange therefore the FLCR Shares to be received in connection with the Merger as provided in Section 1.2(a)(iii). If, after the Effective Time, certificates or agreements for the Galaxy Shares that were outstanding immediately prior to the Effective Time shall be delivered to FLCR, such Galaxy Shares shall be exchanged for FLCR Shares to be received in connection with the Merger as provided in Section 1.2(a)(iii).

(c)

Distributions With Respect to Unexchanged Shares.  No dividends or other distributions with respect to FLCR Shares with a record date before the Effective Time shall be paid to the holder of any unsurrendered certificate or agreement with respect to the FLCR Shares represented thereby, and no cash payment in lieu of fractional Shares shall be paid to any such holder.

(d)

No Further Ownership Rights in Galaxy Shares.  From and after the Effective Time, the holders of certificates or agreements evidencing ownership of Galaxy Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Galaxy Shares, except as otherwise provided for herein or by applicable law.

(e)

No Fractional Shares.

No certificates or scrip representing fractional FLCR Shares shall be issued upon the surrender for exchange of certificates or agreements representing Galaxy Shares, no dividend or distribution of FLCR shall relate to such fractional interests and such fractional interests will not entitle the owner thereof to vote or to any rights of a shareholder of FLCR.  Each shareholder of Galaxy who would otherwise have been entitled to receive a fraction of a FLCR Share (after taking into account all certificates and agreements delivered by such shareholder), shall receive that number of FLCR Shares that such Shareholder would have received if such fractional FLCR Shares were rounded up to the nearest whole number.

(f)

Lost, Stolen or Destroyed Certificates or Agreements.  In the event any certificate(s) or agreements shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate(s) or agreements to be lost, stolen or destroyed and, if required by FLCR, the posting by such person of a bond in such reasonable amount as FLCR may direct as indemnity against any claim that may be made against it with respect to such certificate or agreement, FLCR will issue in exchange for such lost, stolen or destroyed certificate or agreement the FLCR Shares to which such person is entitled pursuant to this Agreement.

(g)

Transfer Books.  The Galaxy Share transfer books shall be closed immediately at the Effective Time and thereafter there shall be no further registration of transfers of Galaxy Shares on the records of Galaxy.  If, after the Effective Time, certificates or agreements are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article 1.

1.3

Dissenters’ Rights.

Notwithstanding any provision of this Agreement to the contrary, any Galaxy Shares that are issued and outstanding immediately prior to the Effective Time and that are held by a Galaxy Shareholder that has not voted in favor of the Merger or consented thereto in writing and who has properly delivered a written notice of demand for appraisal of such Shares in accordance with the Georgia Code, if such Law provides for appraisal rights for such Shares in the Merger (the “Dissenting Shares”), shall not be converted into the right to receive FLCR Shares unless and until such shareholder fails to perfect or effectively withdraws or loses its right to appraisal and payment under Georgia Code.  If, after the Effective Time, any such Galaxy Shareholder fails to perfect or effectively withdraws or loses its right to appraisal, such Dissenting Galaxy Shares shall thereupon be treated as if they had been converted as of the Effective Time into the right to receive the FLCR Shares to which such Shareholder is entitled, without interest or dividends thereon.  Galaxy shall give FLCR (i) prompt notice of any notice or demands for appraisal or payment for Shares received by Galaxy and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands or notices.  Galaxy shall not, without the prior written consent of FLCR, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.  Any amounts paid to holders of Dissenting Galaxy Shares in an appraisal proceeding shall be paid by the Surviving Corporation out of its own funds and will not be paid, directly or indirectly, by Galaxy.  Each Dissenting Galaxy Share, if any, shall be canceled after payment in respect thereof has been made to the holder thereof pursuant to the Georgia Code.  At the Effective Time, any holder of Dissenting Galaxy Shares shall cease to have any rights with respect thereto except the rights provided by the Georgia Code or as otherwise provided in this Section 1.3.

1.4

Subsequent Actions.

If, at any time after the Effective Time, the Surviving Corporation shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the property, rights, powers, privileges, franchises or other assets of Galaxy acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then an authorized agent of the Surviving Corporation shall be authorized to execute and deliver, and shall execute and deliver, in the name and on behalf of either FLCR, the Merger Sub or Galaxy, all such deeds, bills of sale, assignments, assurances and to take and do, in the name and on behalf of each such corporation or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such property, rights, powers, privileges, franchises or other assets in the Surviving Corporation or otherwise to carry out the transactions contemplated by this Agreement.

ARTICLE II

THE CLOSING

2.1

Closing Date.

Subject to satisfaction or waiver of all conditions precedent set forth in Article VI of this Agreement, the closing of the Merger (the "Closing") shall take place on or before May 25, 2018, at the offices of Jones & Haley, P.C. at 10:00 a.m., local time; or (b) at such other time, date and place as the parties may agree, but in no event shall such date be later than June 29, 2018, unless such date is extended by the requirements of law or the mutual agreement of the parties.

2.2

Closing Transactions.

At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

(a)

Galaxy shall deliver or cause to be delivered to FLCR and the Merger Sub. (referred to collectively and sometimes hereinafter as the “FLCR Group”) the following documents and/or shall take the following actions:

(i)

Certificates or agreements evidencing all of the Galaxy Shares;

(ii)

Any outstanding agreements relating to the Galaxy Shares;

(iii)

The certificate described in Section 6.2(c);

(iv)

An incumbency certificate signed by an authorized officer of Galaxy dated at or about the Closing Date;

(v)

A Certificate of Good Standing from the Secretary of State of the State of Georgia, dated at or about the Closing Date, to the effect that Galaxy is in good standing under the laws of the State of Georgia;

(vi)

Articles of Organization of Galaxy certified by the Secretary of State of Georgia at or about the Closing Date and Bylaws of Galaxy certified by an authorized officer of Galaxy at or about the Closing Date;

(vii)

Shareholders Resolutions of Galaxy dated at or about the Closing Date authorizing the merger, certified by an authorized officer of Galaxy; and

(viii)

The investment letters described in Section 5.13.

(ix)

Resolutions of the Board of Directors of Galaxy authorizing the merger dated at or about the Closing Date.

(b)

The FLCR Group shall deliver or cause to be delivered to Galaxy and/or the Galaxy shareholders the following documents and shall take the following actions:

(i)

Certificates or agreements evidencing approximately 89% of all the outstanding FLCR Shares;

(ii)

The certificates described in Section 6.1(c);

(iii)

An incumbency certificate signed by all of the executive officers of FLCR dated at or about the Closing Date;

(iv)

A Certificate of Good Standing from the Secretary of State of Nevada, dated at or about the Closing Date, to the effect that FLCR is in good standing under the laws of said state; and

(v)

Board Resolutions of FLCR dated at or about the Closing Date authorizing the acquisition, certified by the Secretary of FLCR; and

(c)

Each of the parties to this Agreement shall have otherwise executed whatever documents and agreements, provided whatever consents and approvals, and shall have taken all such other actions as are required under this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF GALAXY AND THE GALAXY SHAREHOLDERS

Galaxy and the Galaxy Shareholders hereby make the following representations and warranties to FLCR and the Merger Sub:

3.1

Organization and Qualification.

Galaxy is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the corporate power and authority to own and operate its businesses as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  Galaxy is duly qualified as a foreign limited liability company or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not, individually or in the aggregate, have a Material Adverse Effect.  Galaxy has previously furnished to FLCR true, correct and complete copies of the Articles of Incorporation and Bylaws of Galaxy, as amended to date.

3.2

Authorization; Validity and Effect of Agreement.

Galaxy has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger.  The execution and delivery of this Agreement by Galaxy and the performance by Galaxy of its obligations hereunder and the consummation of the Merger have been duly authorized by its Shareholders and all other necessary corporate action on the part of Galaxy and no other Galaxy proceedings on the part of Galaxy are necessary to authorize this Agreement and the Merger.  This Agreement has been duly and validly executed and delivered by Galaxy and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of Galaxy, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

3.3

No Conflict; Required Filings and Consents.

Neither the execution and delivery of this Agreement by Galaxy nor the performance by Galaxy of its obligations hereunder, nor the consummation of the Merger, shall: (i) conflict with Galaxy’s Articles of Organization or Operating Agreement; (ii) violate any statute, law, ordinance, rule or regulation applicable to Galaxy or its Subsidiary or any of its respective assets or properties; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Galaxy or result in the creation or imposition of any liens upon any properties, assets or business of Galaxy any material contract or any order, judgment or decree to which Galaxy is a party or by which Galaxy or any of its respective assets or properties is bound or encumbered except, in the case of clauses (ii) & (iii) for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect.

3.4

Capitalization.

Attached hereto as Schedule 3.4(a) is a complete and accurate list of the Shareholders of Galaxy and the number and class of issued and outstanding Shares owned by each of them on the date of this Agreement.  The Shares represent all of the outstanding Shares of voting equity interests in Galaxy, and all of the Shares have been validly issued and are fully paid and nonassessable.  Except for this Agreement, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights, or other rights to subscribe for, purchase or otherwise acquire any Galaxy Shares.  There are no voting trusts or other agreements or understandings to which Galaxy is a party with respect to the voting of the Shares, and there is no indebtedness of Galaxy having general voting rights issued and outstanding.  Except for this Agreement, there are no outstanding obligations of any person to repurchase, redeem or otherwise acquire outstanding Galaxy Shares.  Galaxy has no Shares reserved for issuance and no obligation to admit any other person as a Shareholder.

3.5

Financial Statements.

Galaxy has previously furnished to FLCR true and complete copies of: (i) Galaxy’s March 30, 2018 financial statements (all of such financial statements of Galaxy collectively, the “Financial Statements”).  Except as set forth on Schedule 3.5, the Financial Statements (including the Notes thereto) present fairly in all material respects the financial position and results of operations and cash flows of Galaxy at the date or for the period set forth therein, in each case in accordance with GAAP applied on a consistent basis throughout the periods involved (except as otherwise indicated therein).  The Financial Statements have been prepared from and in accordance with the books and records of Galaxy.

3.6

Properties and Assets.

Galaxy has good and marketable title to, valid leasehold interests in, or the legal right to use, and hold free and clear of all liens and encumbrances, all of the assets, properties and leasehold interests reflected in the Financial Statements (the “Assets”), except for those sold or otherwise disposed of since the date of the Financial Statements in the ordinary course of business consistent with past practice and not in violation of this Agreement.  All Assets of Galaxy that are used in the operations of their respective businesses are in good operating condition and repair, subject to normal wear and tear.  Galaxy has delivered to FLCR or otherwise made available, correct and complete copies of all leases, subleases and other material agreements or other material instruments relating to all real property used in conducting the businesses of Galaxy to which Galaxy is a party (collectively, the “Real Property”), all of which are identified on Schedule 3.7.  There are no pending or, to Galaxy’s knowledge, threatened condemnation proceedings relating to any of the Real Property.  Except as set forth on Schedule 3.7, none of the real property improvements (including leasehold improvements), equipment and other Assets owned or used by Galaxy is subject to any commitment or other arrangement for its sale or use by any affiliate of Galaxy or by third parties.

3.7

Intellectual Property.

(a)

Except as disclosed in Schedule 3.7, (i) Galaxy is the owner of the intellectual property free and clear of any royalty or other payment obligation, lien or charge, or have sufficient rights to use such intellectual property under a valid and enforceable license agreement, (ii) there are no agreements that restrict or limit the use of the intellectual property by Galaxy and (iii) to the extent that the intellectual property owned or held by Galaxy is registered with the applicable authorities, record title to such intellectual property is registered or applied for in the name of Galaxy.

(b)

Galaxy’s rights to the intellectual property are valid and enforceable, and the intellectual property and the products and services of Galaxy do not infringe upon intellectual property rights of any person or entity in any country.  Except where reasonable business decisions to allow rights to lapse have been made, all maintenance taxes, annuities and renewal fees have been paid and all other necessary actions to maintain the intellectual property rights have been taken through the date hereof.  There exists no impediment that would impair Galaxy’s rights to conduct its business after the Effective Time as it relates to the intellectual property.

(c)

Galaxy has taken all reasonable and appropriate steps to protect the intellectual property and, where applicable, to preserve the confidentiality of the intellectual property.

(d)

Galaxy has not received any notice of claim that any of such intellectual property has expired, is not valid or enforceable in any country or that it infringes upon or conflicts with the intellectual property rights of any third party, and no such claim or infringement or conflict, whenever filed or threatened, currently exists.

(e)

Galaxy has not given any notice of infringement to any third party with respect to any of the intellectual property or has become aware of facts or circumstances evidencing the infringement by any third party of any of the intellectual property, and no claim or controversy with respect to any such alleged infringement currently exists.

(f)

The execution, delivery and performance of this Agreement by Galaxy and the consummation by Galaxy of the Merger will not: (i) constitute a breach by Galaxy of any instrument or agreement governing any intellectual property owned by or licensed to Galaxy, (ii) pursuant to the terms of any license or agreement relating to any intellectual property, cause the modification of any terms of any such license or agreement, including but not limited to the modification of the effective rate of any royalties or other payments provided for in any such license or agreement, (iii) cause the forfeiture or termination of any intellectual property under the terms thereof, (iv) give rise to a right of forfeiture or termination of any intellectual property under the terms thereof, or (v) impair the right of Galaxy, or the Surviving Corporation to make, have made, offer for sale, use, sell, export or license any intellectual property or portion thereof pursuant to the terms thereof.

3.8

No Undisclosed Liabilities.

Except as disclosed in the Financial Statements or Schedule 3.9, Galaxy has no material liabilities, indebtedness or obligations, except those that have been incurred in the ordinary course of business, whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due, and to the knowledge of Galaxy, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability, indebtedness or obligation.

3.9

Related Party Transactions.

(a)

Except as disclosed in Schedule 3.9, there is no indebtedness between Galaxy on the one hand, and any officer, director or affiliate of Galaxy on the other hand, other than usual and customary advances made in the ordinary course of business;

(b)

No officer, director or affiliate of Galaxy provides or causes to be provided any assets, services (other than services as an officer, director or employee) or facilities to Galaxy;

(c)

Galaxy does not provide or causes to be provided any assets, services or facilities to any officer, director or affiliate of Galaxy (other than as reasonably necessary for them to perform their duties as officers, directors or employees);

(d)

Galaxy does not beneficially own, directly or indirectly, any investment in or issued by any such officer, director or affiliate of Galaxy; and

(e)

No officer, director or affiliate of Galaxy has any direct or indirect ownership interest in any person with which Galaxy competes or has a business relationship other than an ownership interest that represents less than five percent (5%) of the outstanding equity interests in a publicly traded company.

3.10

Litigation.

Except for the matters set forth in Schedule 3.10, there is no action, claim, suit, litigation, proceeding, or governmental investigation (“Action”) instituted, pending or threatened against Galaxy that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against Galaxy that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

3.11

Taxes.

Galaxy has timely filed (or has had timely filed on its behalf) with the appropriate tax authorities all tax returns required to be filed by it or on its behalf, and each such tax return was complete and accurate in all material respects, and Galaxy has timely paid (or have had paid on its behalf) all material taxes due and owing by it, regardless of whether required to be shown or reported on a tax return, including taxes required to be withheld by it.  No deficiency for a material tax has been asserted in writing or otherwise, against Galaxy or with respect to any Assets, except for asserted deficiencies that either (i) have been resolved and paid in full or (ii) are being contested in good faith.  There are no material liens for taxes upon the Assets.

3.12

Insurance.

Galaxy has no key-man life insurance policies.  Galaxy maintains insurance covering its assets, business, equipment, properties, operations, employees, officers, directors and managers with such coverage, in such amounts, and with such deductibles and premiums as are consistent with insurance coverage provided for other companies of comparable size and in comparable industries.  All of such policies are in full force and effect and all premiums payable have been paid in full and Galaxy is in full compliance with the terms and conditions of such policies.  Galaxy has not received any notice from any issuer of such policies of its intention to cancel or refusal to renew any policy issued by it or of its intention to renew any such policy based on a material increase in premium rates other than in the ordinary course of business.  None of such policies are subject to cancellation by virtue of the consummation of the Merger.  There is no claim by Galaxy pending under any of such policies as to which coverage has been questioned or denied.

3.13

Compliance.

Except as disclosed on Schedule 3.13, to Galaxy’s knowledge, Galaxy is in compliance with all foreign, federal, state and local laws and regulations of any governmental authority applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.  Galaxy has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect.  To Galaxy’s knowledge, Galaxy holds all permits, licenses and franchises from governmental authorities required to conduct its business as it is now being conducted, except for such failures to have such permits, licenses and franchises that would not, individually or in the aggregate, have a Material Adverse Effect.

3.14

Contracts.

Except as set forth in Schedule 3.14, Galaxy is not a party to or bound by any material contract.  The material contracts constitute all of the material agreements and instruments that are necessary and desirable to operate the business as currently conducted by Galaxy and as contemplated to be conducted.  True, correct and complete copies of each material contract described and listed on Schedule 3.14 will be made available to FLCR within ten (10) business days prior to the Closing.  All of the material contracts are valid, binding and enforceable against the respective parties thereto in accordance with their respective terms.  All parties to all of the material contracts have performed all obligations required to be performed to date under such material contracts, and Galaxy to the best of its knowledge, nor any other party, is in default or in arrears under the terms thereof, and no condition exists or event has occurred which, with the giving of notice or lapse of time or both, would constitute a default thereunder.  The consummation of this Agreement and the Merger will not result in an impairment or termination of any of the rights of Galaxy under any Material Contract.  None of the terms or provisions of any Material Contract materially and adversely affects the business, prospects, financial condition or results of operations of Galaxy.

3.15

Labor Relations.

Except as described on Schedule 3.15, as of the date of this Agreement (i) there are no activities or proceedings of any labor union to organize any non-unionized employees of Galaxy; (ii) there are no unfair labor practice charges and/or complaints pending against Galaxy before the National Labor Regulations Board, or any similar foreign labor relations governmental bodies, or any current union representation questions involving employees of Galaxy; and (iii) there is no strike, slowdown, work stoppage or lockout, or threat thereof, by or with respect to any employees of Galaxy.  As of the date of this Agreement, Galaxy is not a party to any collective bargaining agreements.  There are no controversies pending or threatened between Galaxy and any of their respective employees, except for such controversies that would not be reasonably likely to have a Material Adverse Effect.

3.16

Environmental Matters.

Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, Galaxy (i) has obtained all applicable permits, licenses and other authorizations that are required to be obtained under all applicable environmental laws by Galaxy in connection with their respective businesses; (ii) are in compliance with all terms and conditions of such required permits, licenses and authorizations, and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in or arising from applicable Environmental Laws in connection with their respective businesses; (iii) have not received notice of any part or present violations of environmental laws in connection with their respective businesses, or of any spill, release, event, incident, condition or action or failure to act in connection with their respective businesses that is reasonably likely to prevent continued compliance with such environmental laws, or which would give rise to any common law environmental liability or liability under environmental laws, or which would otherwise form the basis of any Action against Galaxy based on or resulting from the manufacture, processing, use, treatment, storage, disposal, transport, or handling, or the emission, discharge or release into the environment, of any hazardous material by any person in connection with Galaxy’s respective businesses; and (iv) have taken all actions required under applicable environmental laws to register any products or materials required to be registered by Galaxy thereunder in connection with their respective businesses.

3.17

Absence of Certain Changes or Events.

Except as set forth on Schedule 3.17 or as otherwise contemplated by this Agreement, since January 1, 2018, (i) there has been no change or development in, or effect on, Galaxy that has or could reasonably be expected to have a Material Adverse Effect, (ii) Galaxy has not sold, transferred, disposed of, or agreed to sell, transfer or dispose of, any material amount of Assets other than in the ordinary course of business, (iii) Galaxy has not paid any dividends or distributed any Assets to any Shareholder, (iv) Galaxy has not acquired any material amount of Assets except in the ordinary course of business, nor acquired or merged with any other business, (v) Galaxy has not waived or amended any of their respective material contractual rights except in the ordinary course of business, and (vi) Galaxy has not entered into any agreement to take any action described in clauses (i) through (v) above.

3.18

Investment Intent.

The FLCR Shares being acquired by the Galaxy Shareholders in connection with the Merger are being acquired for the shareholder’s own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such FLCR Shares.  The Parties acknowledge and agree that the FLCR Shares have not been registered under The Securities Act or under any state securities laws, and that the FLCR Shares may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under The Securities Act and applicable state securities laws, except pursuant to an available exemption from such registration.  The Parties also acknowledge and agree that neither the SEC nor any securities commission or other governmental authority has (a) approved the transfer of the FLCR Shares or passed upon or endorsed the merits of the transfer of the FLCR Shares, this Agreement or the Merger; or (b) confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement.  The Galaxy Shareholders have such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that they are capable of evaluating the merits and risks of this investment in the FLCR Shares, and they have been provided with the information they deem necessary or desirable so as to make an informed investment decision without relying upon FLCR for legal or tax advice related to this investment.

3.19

Brokers and Finders Fees.

Neither Galaxy nor any of its officers, directors, or employees have employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finder’s fees in connection with the Merger for which Galaxy has or could have any liability.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF FULL CIRCLE REGISTRY, INC.

The FLCR Group hereby makes the following representations and warranties to Galaxy and the Galaxy Shareholders:

4.1

Organization and Qualification.

The FLCR Group is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  The FLCR Group is duly qualified as a foreign corporation or other entity doing business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect.

4.2

Authorization; Validity and Effect of Agreement.

The FLCR Group has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger.  The execution and delivery of this Agreement by the FLCR Group and the performance of its obligations hereunder and the consummation of the Merger have been duly authorized by its Board of Directors and all other necessary corporate action on the part of the FLCR Group and no other corporate proceedings on the part of the FLCR Group are necessary to authorize this Agreement and the Merger.  This Agreement has been duly and validly executed and delivered by the FLCR Group and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of the FLCR Group , in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3

No Undisclosed Liabilities.

Except as disclosed in the Financial Statements or Schedule 4.3, FLCR has no material liabilities, indebtedness or obligations, except those that have been incurred in the ordinary course of business, whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due, and to the knowledge of FLCR, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability, indebtedness or obligation.

4.4

Related Party Transactions.

(a)

Except as disclosed in Schedule 4.4, there is no indebtedness between FLCR on the one hand, and any officer, director or affiliate of FLCR on the other hand, other than usual and customary advances made in the ordinary course of business;

(b)

No officer, director or affiliate of FLCR provides or causes to be provided any assets, services (other than services as an officer, director or employee) or facilities to FLCR;

(c)

FLCR does not provide or causes to be provided any assets, services or facilities to any officer, director or affiliate of FLCR (other than as reasonably necessary for them to perform their duties as officers, directors or employees);

(d)

FLCR does not beneficially own, directly or indirectly, any investment in or issued by any such officer, director or affiliate of FLCR; and

(e)

No officer, director or affiliate of FLCR has any direct or indirect ownership interest in any person with which FLCR competes or has a business relationship other than an ownership interest that represents less than five percent (5%) of the outstanding equity interests in a publicly traded company.

4.5

Contracts.

Except as set forth in Schedule 4.5, FLCR is not a party to or bound by any material contract.  The material contracts constitute all of the material agreements and instruments that are necessary and desirable to operate the business as currently conducted by FLCR and as contemplated to be conducted.  True, correct and complete copies of each material contract described and listed on Schedule 4.5 will be made available to Galaxy within ten (10) business days prior to the Closing.  All of the material contracts are valid, binding and enforceable against the respective parties thereto in accordance with their respective terms.  All parties to all of the material contracts have performed all obligations required to be performed to date under such material contracts, and FLCR to the best of its knowledge, nor any other party, is in default or in arrears under the terms thereof, and no condition exists or event has occurred which, with the giving of notice or lapse of time or both, would constitute a default thereunder.  The consummation of this Agreement and the Merger will not result in an impairment or termination of any of the rights of FLCR under any Material Contract.  None of the terms or provisions of any Material Contract materially and adversely affects the business, prospects, financial condition or results of operations of FLCR.

4.6

Labor Relations.

Except as described on Schedule 4.6, as of the date of this Agreement (i) there are no activities or proceedings of any labor union to organize any non-unionized employees of FLCR; (ii) there are no unfair labor practice charges and/or complaints pending against FLCR before the National Labor Regulations Board, or any similar foreign labor relations governmental bodies, or any current union representation questions involving employees of FLCR; and (iii) there is no strike, slowdown, work stoppage or lockout, or threat thereof, by or with respect to any employees of FLCR.  As of the date of this Agreement, FLCR is not a party to any collective bargaining agreements.  There are no controversies pending or threatened between Galaxy and any of their respective employees, except for such controversies that would not be reasonably likely to have a Material Adverse Effect.

4.7

No Conflict; Required Filings and Consents.

Neither the execution and delivery of this Agreement by the FLCR Group nor the performance by the FLCR Group of its respective obligations hereunder, nor the consummation of the Merger, will: (i) conflict with the FLCR Groups Articles of Incorporation or Bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the FLCR Group or any of the properties or assets of the FLCR Group; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the FLCR Group or result in the creation or imposition of any lien upon any properties, assets or business of the FLCR Group under, any material contract or any order, judgment or decree to which the FLCR Group is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

4.8

Capitalization.

(a)

The authorized capital stock of FLCR consists of ___________ shares of Common Stock at $________ par value, and no shares of Preferred Stock.  There are currently _______________ shares of FLCR Common Stock issued and outstanding.  All shares of capital stock of FLCR outstanding as of the date of this Agreement have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights.

(b)

The authorized capital stock of the Merger Sub consists of __________ shares of Common Stock at $_______ par value, and ___________ shares of Preferred Stock at $________ par value per share.  As of the closing there will be _________ shares of the Merger Sub Common Stock issued and outstanding and held by FLCR.  There are currently no shares of preferred stock outstanding.  All shares of capital stock of the Merger Sub outstanding as of the date of this Agreement have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights.

4.9

Reports and Financial Statements.

FLCR has filed, and has heretofore made available to Galaxy and the Galaxy Shareholders true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it with the SEC or the OTC Pink Sheets (as such documents have been amended since the time of their filing, collectively, the “FLCR Disclosure Documents”).  As of their respective dates or, if amended, as of the date of the last such amendment, the FLCR Disclosure Documents, including any financial statements or schedules included therein (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the applicable regulatory body or jurisdiction.  Each of the Financial Statements included in the FLCR Disclosure Documents have been prepared from, and are in accordance with, the books and records of FLCR, comply in all material respects with applicable accounting requirements, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial positions and the results of operations and cash flows of FLCR as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

4.10

Properties and Assets.

The FLCR Group has good and marketable title to, valid leasehold interests in, or the legal right to use, and holds free and clear of all liens and encumbrances, all of the assets, properties and leasehold interests reflected in the most recent financial statements contained in the FLCR Disclosure Documents, except for those sold or otherwise disposed of since the date of such financial statements in the ordinary course of business consistent with past practice and not in violation of this Agreement.  All assets of the FLCR Group that are used in the operations of its business are in good operating condition and repair, subject to normal wear and tear.  There are no pending or, to the FLCR Group’s knowledge, threatened condemnation proceedings relating to any of the real property used in conducting the business of the FLCR Group.  None of the real property improvements (including leasehold improvements), equipment and other assets owned or used by the FLCR Group is subject to any commitment or other arrangement for their sale or use by any affiliate of the FLCR Group, or by third parties.

4.11

Intellectual Property.

The FLCR Group owns, has a valid license to use, or otherwise possesses legally enforceable rights to use all intellectual property used in its business as currently conducted, except for any such failures to own, license or possess that would not have a Material Adverse Effect.  FLCR has not received any notice of infringement of or conflict with, and, to its knowledge, there are no infringements of or conflicts with, the rights of any person with respect to the use of any of FLCR’s intellectual property.

4.12

Litigation.

Except for the matters set forth in Schedule 4.12, there is no action, claim, suit, litigation, proceeding, or governmental investigation (“Action”) instituted,  pending or threatened against FLCR its affiliates or subsidiaries that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against FLCR, its affiliates or subsidiaries, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect. The FLCR Group will indemnify and hold harmless Galaxy, its officers and or shareholders for a period of two (2) years from the date of discovery of any such matter, claim or preceding to include those described in Schedule 4.8.

4.13

Taxes.

The FLCR Group has timely filed (or has had timely filed on its behalf) with the appropriate tax authorities all tax returns required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects, and the FLCR Group has timely paid (or has had paid on its behalf) all material taxes due and owing by it, regardless of whether required to be shown or reported on a tax return, including taxes required to be withheld by it.  No deficiency for a material tax has been asserted in writing or otherwise, to the FLCR Group’s knowledge, against the FLCR Group or with respect to any of its assets, except for asserted deficiencies that either (i) have been resolved and paid in full or (ii) are being contested in good faith.  There are no material liens for taxes upon the FLCR Group’s assets.

4.14

Insurance.

The FLCR Group maintains insurance covering its assets, business, equipment, properties, operations, employees, officers, directors and managers with such coverage, in such amounts, and with such deductibles and premiums as are consistent with insurance coverage provided for other companies of comparable size and in comparable industries.  All of such policies are in full force and effect and all premiums payable have been paid in full and the FLCR Group is in full compliance with the terms and conditions of such policies.  The FLCR Group has not received any notice from any issuer of such policies of its intention to cancel or refusal to renew any policy issued by it or of its intention to renew any such policy based on a material increase in premium rates other than in the ordinary course of business.  None of such policies are subject to cancellation by virtue of the consummation of the Merger.  There is no claim by the FLCR Group pending under any of such policies as to which coverage has been questioned or denied.

4.15

Compliance.

To the FLCR Group’s knowledge, the FLCR Group is in compliance with all foreign, federal, state and local laws and regulations of any governmental authority applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.  The FLCR Group has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect.  To the FLCR Groups’ knowledge, it holds all permits, licenses and franchises from governmental authorities required to conduct its business as it is now being conducted, except for such failures to have such permits, licenses and franchises that would not, individually or in the aggregate, have a Material Adverse Effect.

4.16

Environmental Matters.

Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, the FLCR Group (i) has obtained all applicable permits, licenses and other authorizations that are required to be obtained under all applicable environmental laws by the FLCR Group in connection with its business; (ii) is in compliance with all terms and conditions of such required permits, licenses and authorizations, and with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in or arising from applicable environmental laws in connection with its business; (iii) has not received notice of any part or present violations of environmental laws in connection with its business, or of any spill, release, event, incident, condition or action or failure to act in connection with its business that is reasonably likely to prevent continued compliance with such environmental laws, or which would give rise to any common law environmental liability or liability under environmental laws, or which would otherwise form the basis of any Action against the FLCR Group based on or resulting from the manufacture, processing, use, treatment, storage, disposal, transport, or handling, or the emission, discharge or release into the environment, of any hazardous material by any person in connection with the FLCR Group’s business; and (iv) has taken all actions required under applicable Environmental Laws to register any products or materials required to be registered by the FLCR Group thereunder in connection with its business.

4.17

Absence of Certain Changes.

Since the date of the most recent financial statements contained in the FLCR Disclosure Documents, (i) there has been no change or development in, or effect on, the FLCR Group that has or could reasonably be expected to have a Material Adverse Effect, (ii) the FLCR Group has not sold, transferred, disposed of, or agreed to sell, transfer or dispose of, any material amount of its assets other than in the ordinary course of business, (iii) the FLCR Group has not paid any dividends or distributed any of its assets to any of its shareholders, (iv) the FLCR Group has not acquired any material amount of assets except in the ordinary course of business, nor acquired or merged with any other business, (v) the FLCR Group has not waived or amended any of its respective material contractual rights except in the ordinary course of business, and (vi) the FLCR Group has not entered into any agreement to take any action described in clauses (i) through (v) above.

4.18

Brokers and Finders.

Except as described in Schedule 4.18, neither the FLCR Group, nor any of its officers, directors, employees or managers, has employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders’ fees, advisory fees or consulting fees in connection with the Merger for which FLCR or its Subsidiary has or could have any liability.

ARTICLE V

CERTAIN COVENANTS

5.1

Conduct of Business by Galaxy.

(a)

Except (i) as expressly permitted by this Agreement, (ii) as required by applicable law or any Material Contract to which Galaxy is a party or by which any Asset is bound, (iii) with the consent of the FLCR Group or (iv) as set forth on Schedule 5.1, during the period commencing with the date of this Agreement and continuing until the Closing Date, Galaxy shall conduct its business in all material respects in the ordinary and usual course consistent with past practice and use its commercially reasonable efforts to preserve intact its business organization and relationships with third parties and keep available the services of its present officers and employees.

(b)

Without limiting the generality of Section 5.1(a), during the period commencing with the date of this Agreement and continuing until the Closing Date, Galaxy shall not:

(i)

adopt or propose any change in their respective certificate of organization, operating agreement or other constitutional documents, except for changes which would not have Material Adverse Effect;

(ii)

(A) issue, authorize or sell its Membership Interests, (B) issue, authorize or sell any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any capital stock, (C) split, combine, reclassify or make any other change in their respective issued and outstanding capital stock, (D) redeem, purchase or otherwise acquire any of their respective capital stock, or (E) declare any dividend or make any distribution with respect to their capital stock;

(iii)

(A) increase in any manner the compensation of, or enter into any new bonus or incentive agreement or arrangement with, any of their respective directors, officers, employees or managers other than increases in compensation in the ordinary course of business and consistent with past practice and that are not material in the aggregate, (B) pay or agree to pay any pension, retirement allowance or other employee benefit to any director, officer, employee or manager, whether past or present, other than as required by applicable law, contracts or plan documents in effect on the date of this Agreement, (C) enter into any new employment, severance, consulting, or other compensation agreement with any director, officer, employee or manager or other person other than in connection with any new hires or promotions in the ordinary course and consistent with past practice, or (D) commit themselves to any additional pension, profit-sharing, deferred compensation, group insurance, severance pay, retirement or other employee benefit plan, fund or similar arrangement, or adopt or amend or commit themselves to adopt or amend any of such plans, funds or similar arrangements in existence on the date hereof;

(iv)

(A) enter into, extend, renew or terminate any Material Contract, or make any change in any Material Contracts, (B) reclassify any assets or liabilities, or (C) do any other act that (x) would cause any representation or warranty of Galaxy in this Agreement to be or become untrue in any material respect, or (y) could reasonably be expected to have a Material Adverse Effect;

(v)

(A) sell, transfer, lease or otherwise dispose of any Assets other than in the ordinary course of business consistent with prior practice, (B) create or permit to exist any new lien or encumbrance on any assets (iii) assume, incur or guarantee any obligation for borrowed money other than in the ordinary course of business consistent with past practices, (iv) enter into any joint venture, partnership or other similar arrangement, (v) make any investment in or purchase any securities of any person, (vi) incur any indebtedness, issue or sell any new debt securities, enter into any new credit facility or make any capital expenditures, or (vii) merge or consolidate with any other person or acquire any other person or a business, division or product line of any other person (except as provided for in this Agreement);

(vi)

make any change in any method of accounting or accounting practice except as required (a) by reason of a concurrent change in law, SEC guidelines or GAAP, or (b) by reason of a change in Galaxy’s method of accounting practices that, due to law, or GAAP, requires a change in any method of accounting or accounting practice; or

(vii)

settle or compromise any material Tax liability, make or change any material Tax election, or file any tax return other than a tax return filed in the ordinary course of business and prepared in a manner consistent with past practice;

5.2

Access to Information.

At all times prior to the Closing or the earlier termination of this Agreement and in each case subject to Section 5.3 below, each party hereto shall provide to the other party (and the other party’s authorized representatives) reasonable access during normal business hours and upon reasonable prior notice to the premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to such party (including without limitation all written proprietary and trade secret information and documents, and other written information and documents relating to intellectual property rights and matters), and will cooperate with the other party in conducting its due diligence investigation of such party, provided that the party granted such access shall not interfere unreasonably with the operation of the business conducted by the party granting access, and provided that no such access need be granted to privileged information or any agreements or documents subject to confidentiality agreements.

5.3

Confidentiality; No Solicitation.

(a)

Confidentiality.  Each party shall hold, and shall cause its respective Affiliates and representatives to hold, all Confidential Information made available to it in connection with the Merger in strict confidence, shall not use such information except for the sole purpose of evaluating the Merger and shall not disseminate or disclose any of such information other than to its directors, officers, managers, employees, shareholders, interest holders, Affiliates, agents and representatives, as applicable, who need to know such information for the sole purpose of evaluating the Merger (each of whom shall be informed in writing by the disclosing party of the confidential nature of such information and directed by such party in writing to treat such information confidentially). If this Agreement is terminated pursuant to the provisions of Article VIII, each party shall immediately return to the other party all such information, all copies thereof and all information prepared by the receiving party based upon the same. The above limitations on use, dissemination and disclosure shall not apply to Confidential Information that (i) is learned by the disclosing party from a third party entitled to disclose it; (ii) becomes known publicly other than through the disclosing party or any third party who received the same from the disclosing party, provided that the disclosing party had no knowledge that the disclosing party was subject to an obligation of confidentiality; (iii) is required by law or court order to be disclosed by the parties; or (iv) is disclosed with the express prior written consent thereto of the other party.  The parties shall undertake all necessary steps to ensure that the secrecy and confidentiality of such information will be maintained in accordance with the provisions of this subsection (a).  Notwithstanding anything contained herein to the contrary, in the event a party is required by court order or subpoena to disclose information which is otherwise deemed to be confidential or subject to the confidentiality obligations hereunder, prior to such disclosure, the disclosing party shall: (i) promptly notify the non-disclosing party and, if having received a court order or subpoena, deliver a copy of the same to the non-disclosing party; (ii) cooperate with the non-disclosing party, at the expense of the non-disclosing party, in obtaining a protective or similar order with respect to such information; and (iii) provide only that amount of information as the disclosing party is advised by its counsel is necessary to strictly comply with such court order or subpoena.

(b)

No Solicitation.  Except as otherwise contemplated in this Agreement, the parties shall not, directly or indirectly, solicit any inquiries or proposals for, or enter into or continue or resume any discussions with respect to or enter into any negotiations or agreements relating to the sale or exchange of all or a substantial part of their assets.  Each party shall promptly notify the  other parties if any such proposal or offer, or any inquiry or contact with any Person or entity with respect thereto, is made.

5.4

Best Efforts; Consents.

Subject to the terms and conditions herein provided, the parties agree to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Merger and to cooperate with the others in connection with the foregoing, including using its reasonable efforts to (i) obtain all waivers, consents and approvals from other parties to loan agreements, leases, mortgages and other contracts necessary for the consummation of the Merger, (ii) make all filings with, and obtain all consents, approvals and authorizations that are required to be obtained from, Governmental Authorities, (iii) lift or rescind any injunction, restraining order, decree or other order adversely affecting the ability of the parties hereto to consummate the Merger, (iv) effect all necessary registrations and filings and submissions of information requested by Governmental Authorities, and (v) fulfill all conditions to this Agreement.  The parties shall use all reasonable efforts to prevent the entry, enactment or promulgation of any threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties hereto to consummate the Merger.

5.5

Further Assurances.

Subject to Section 5.4, each of the parties hereto agrees to use their reasonable best efforts before and after the Closing Date to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective, in the most expeditious manner practicable, the Merger, including, but not limited to: (i) the satisfaction of the conditions precedent to the obligations of any of the parties hereto; (ii) to the extent consistent with the obligations of the parties set forth in Section 5.4, the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance of the obligations hereunder; and (iii) the execution and delivery of such instruments, and the taking of such other actions, as the other party hereto may reasonably require in order to carry out the intent of this Agreement.

5.6

Public Announcements.

The parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger or this Agreement, and they shall not issue any other press release or make any other public statement without prior consent of the other parties, except as may be required by law or, with respect to FLCR, by obligations pursuant to rule or regulation of the Exchange Act, the Securities Act, any rule or regulation promulgated thereunder or any rule or regulation of FINRA.

5.7

Notification of Certain Matters.

Each party hereto shall promptly notify the other party in writing of any events, facts or occurrences that would result in any breach of any representation or warranty or breach of any covenant by such party contained in this Agreement.

5.8

Financial Statements.

Within ninety (90) days after the Closing, Galaxy shall deliver to the FLCR Group the Financial Statements prepared in compliance with GAAP, consistently applied. Galaxy shall use its best efforts to have its accountant consent to FLCR’s use of and reliance on the Financial Statements as may be required in connection with any filings FLCR is required to make under the United States federal securities laws.

5.9

Prohibition on Trading in FLCR Securities.

Galaxy acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to FLCR  from purchasing or selling securities of FLCR , or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of FLCR.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Galaxy shall not purchase or sell any securities of FLCR, or communicate such information to any other person.

5.10

Board of Directors.

On or before the Closing, the FLCR Group shall take all necessary action to: (i) obtain the resignation of ____________, _____________, ___________ as the directors of the FLCR Group, and appoint as directors the following: Gary LeCroy, Megan McGahee, Leigh Friedman, Alec G. Stone to serve as the directors of the Surviving corporation, effective as of the Closing. The parties agree to cooperate the timing of this action in order to assure compliance with the filing obligations under Section 14(f) of the Exchange Act or the Rules thereunder.  FLCR shall comply with and immediately take all actions, if any, required pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder in order to fulfill its obligations under this Section 5.10, including mailing to its shareholders, the information required by such Section 14(f) and Rule 14f-1 as is necessary to enable the individuals noted above to be appointed to the FLCR’s Board of Directors (the “Information Statement”). Galaxy will supply FLCR with all information with respect to, and be solely responsible for all information with respect to, Galaxy, and its officers, directors, Manager and Affiliates required by such Section 14(f) and Rule 14f-1.

5.11

FLCR Post-Closing Conditions.

After the Closing, FLCR shall:

(a)

Call and convene a special meeting of its shareholders to seek approval by its shareholders of amendments to its Articles of Incorporation and Bylaws to change its name to a name to be decided upon by Galaxy;

(b)

Effect a reverse stock split in order to create common shares that are authorized but unissued;

(c)

Amend the Articles to authorize blank check preferred shares;

(d)

Convert any convertible securities received in the merger into FLCR common stock; and

(e)

Make all necessary filings to effectuate the same.

5.12

Advisory Fee.

There shall be no advisory fee paid or owed by any party in connection with the Merger Agreement.

5.13

Investment Letters.

Prior to Closing, Galaxy shall deliver to FLCR investment letters substantially in the form attached hereto as Exhibit 5.13 executed by each Shareholder listed on Schedule 3.5(a).

5.14

Transactions in Certain FLCR Shares.

The Galaxy Shareholders acknowledge and agree that while immediately vested in their shares, they shall not transfer any FLCR Shares received by them under this Agreement except pursuant to one or more purchase and sale transactions carried out in accordance with the provisions of Rule 144 of the Securities Act.

5.15

Schedules.

Each of the parties hereto shall utilize its reasonable best efforts to produce all Schedules required of it under this Agreement as soon as possible after the execution of the Agreement. All such Schedules shall be delivered at least five (5) business days prior to the Closing.  But all schedules shall be produced prior to the closing.

5.16

Net Operating Loss (‘NOL”).

The FCLR Group currently has certain net operating losses available. To the extent that the surviving corporation derives a tax benefit from this NOL the surviving corporation shall repay pre-merger debts of the FCLR to the extent of the benefit derived by the surviving corporation. The maximum payment to be made under this paragraph is $150,000. The obligation described in this paragraph shall expire (5) five years from the date of Closing.

5.17

Current Assets.

 FLCR currently owns FLCR Entertainment, Inc. (“Entertainment”) a wholly owned subsidiary.  It is agreed that the assets of FLCR, including Entertainment will remain with the Surviving Corporation post-closing.  Provided, however, that at Closing the current shareholders of FLCR (“FLCR Shareholders”) will be granted an option to transfer the ownership of Entertainment to the FLCR Shareholders any time after a period of sixty (60) days following the Closing. Likewise, the current management of Galaxy will have the option to transfer Entertainment out to the FLCR Shareholders any time after a period of Sixty (60) days following the Closing, at their discretion. During the period that Entertainment is owned by Galaxy, the management of Entertainment will remain with the current management of FLCR, and no action may be taken with Entertainment or the assets or business of Entertainment without the written consent of Carl Austin and Alec G. Stone.  It is hereby further agreed that the transaction will be structured in a manner that will be designed to reduce the tax impact on the Parties, and the Parties will work together to accomplish this purpose.

5.18

Right of First Refusal.

Carl Austin, Alec G. Stone, J. Leigh Friedman and Isaac Boutwell (“Debt Holders”) shall be given a right of first refusal for any private sale of common stock of FLCR that would allow them to maintain their ownership percentage, based upon the purchase price being offered to a third party.

ARTICLE VI

CONDITIONS TO CONSUMMATION OF THE MERGER

6.1

Conditions to Obligations of Galaxy and the Galaxy Shareholders.

The obligations of Galaxy and its shareholders to consummate the Merger shall be subject to the fulfillment, or written waiver by Galaxy or its shareholders, at or prior to the Closing, of each of the following conditions:

(a)

The representations and warranties of the FLCR Group set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

(b)

The FLCR Group shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by the FLCR Group on or prior to the Closing Date;

(c)

There shall be delivered to Galaxy an officer's certificate of the FLCR Group to the effect that the conditions set forth in Section 6.1(a) and (b) have been satisfied; and

(d)

The FLCR Group shall have delivered to Galaxy any certificates or agreements evidencing the FLCR Shares in accordance with Section 2.2(b)(i) & (ii).

(e)

Galaxy shall have completed a due diligence review of the business, operations, financial condition and prospects of the FLCR Group and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion;

(f)

All outstanding shares of Preferred Stock shall be converted into Common Stock and there will be no Preferred Stock outstanding at the time of the Closing.

(g)

At Closing FCLR Group shall have no debts, instead the debts will be included in FLCR’s wholly owned subsidiary.

(h)

A fairness opinion will be obtained, and the fairness opinion must find that the transaction is not detrimental to the shareholders.

6.2

Conditions to Obligations of the FLCR Group.

The obligations of the FLCR Group to consummate the Merger shall be subject to the fulfillment, or written waiver by the FLCR Group, as the case may be, at or prior to the Closing of each of the following conditions:

(a)

The representations and warranties of Galaxy set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

(b)

Galaxy and the Galaxy Shareholders shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by Galaxy or the Galaxy Shareholders on or prior to the Closing Date;

(c)

There shall be delivered to the FLCR Group an officer’s certificate to the effect that the conditions set forth in Section 6.2(a) and (b) hereof have been satisfied;

(d)

Galaxy shall have delivered to the FLCR Group any certificates or agreements evidencing the Galaxy Shares in accordance with 2.2(a)(i) & (ii);

(e)

The Financial Statements and records of Galaxy shall be of such quality that, in the judgment of the FLCR Group, an audit of the Financial Statements can be completed within ninety (90) days after the Closing in accordance with applicable SEC rules and regulations, including Regulation S-X promulgated under the Securities Act;

(f)

The FLCR Group shall have completed a due diligence review of the business, operations, financial condition and prospects of Galaxy and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion;

(g)

The Galaxy Shareholders shall have approved the Merger in accordance with the DGCL; and

(h)

Immediately prior to Closing, the aggregate number of Dissenting Galaxy Shareholders shall not exceed five percent (5%) of the aggregate number of outstanding Shares.

6.3

Other Conditions to Obligations of the Parties.

The obligations of the parties to consummate the Merger shall be subject to the fulfillment, or written waiver by each of the parties, at or prior to the Closing, of each of the following conditions:

(a)

All director, shareholder, lender, lessor and other parties' consents and approvals, as well as all filings with, and all necessary consents or approvals of, all federal, state and local governmental authorities and agencies, as are required under this Agreement, applicable law or any applicable contract or agreement (other than as contemplated by this Agreement) to complete the Merger shall have been secured; and

(b)

No statute, rule, regulation, executive order, decree, preliminary or permanent injunction, or restraining order shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or restricts the consummation of the Merger.

ARTICLE VII

INDEMNIFICATION

7.1

Indemnification by Galaxy.

For a period of one (1) year after the Closing Date, the Galaxy Shareholders shall indemnify and hold harmless the FLCR Group and their respective officers and directors (each an “Indemnified Party”), from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements (collectively, “Claims”) suffered by such Indemnified Party resulting from or arising out of (i) any inaccuracy in or breach of any of the representations or warranties made by Galaxy or the Galaxy Shareholders at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), on and as of the Closing Date, (ii) any breach or non-fulfillment of any covenants or agreements made by Galaxy or the Galaxy Shareholders, and (iii) any misrepresentation made by Galaxy or the Galaxy Shareholders, in each case as made herein or in the Schedules or Exhibits annexed hereto or in any closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by Galaxy or the Galaxy Shareholders pursuant hereto or in connection with the Merger.

7.2

Indemnification by the FLCR Group

For a period of one (1) year after the Closing Date, the FLCR Group shall indemnify and hold harmless Galaxy and its respective officers, shareholders and directors (each an “Indemnified Party”), from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements (collectively, “Claims”) suffered by such Indemnified Party resulting from or arising out of (i) any current or existing litigation or matter as described in §4.8 herein, (ii) inaccuracy in or breach of any of the representations or warranties made by the FLCR Group at the time they were made, and, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time), on and as of the Closing Date, (iii) any breach or non-fulfillment of any covenants or agreements made by the FLCR Group , and (iv) any misrepresentation made by the FLCR Group in each case as made herein or in the Schedules or Exhibits annexed hereto or in any closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by the FLCR Group pursuant hereto or in connection with the Merger.

7.3

Indemnification Procedures for Third-Party Claim.

(a)

Upon obtaining knowledge of any Claim by a third party which has given rise to, or is expected to give rise to, a claim for indemnification hereunder, the FLCR Group shall give written notice (“Notice of Claim”) of such claim or demand to the Galaxy Shareholders, specifying in reasonable detail such information as the Indemnified Party may have with respect to such indemnification claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same).  Subject to the limitations set forth in Section 7.2(b) hereof, no failure or delay by the FLCR Group in the performance of the foregoing shall reduce or otherwise affect the obligation of the Galaxy Shareholders to indemnify and hold the Indemnified Party harmless, except to the extent that such failure or delay shall have actually adversely affected the Shareholder’s ability to defend against, settle or satisfy any Claims for which the Indemnified Party is entitled to indemnification hereunder.

(b)

If the claim or demand set forth in the Notice of Claim given by the FLCR Group pursuant to Section 7.2(a) hereof is a claim or demand asserted by a third party, the Galaxy Shareholders shall have fifteen (15) days after the date on which Notice of Claim is given to notify the FLCR Group in writing of their election to defend such third party claim or demand on behalf of the Indemnified Party.  If the Galaxy Shareholders elect to defend such third party claim or demand, the FLCR Group shall make available to the Galaxy Shareholders and their agents and representatives all records and other materials that are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate with, and assist the Galaxy Shareholders in the defense of, such third party claim or demand, and so long as the Galaxy Shareholders are defending such third party claim in good faith, the Indemnified Party shall not pay, settle or compromise such third party claim or demand.  If the Galaxy Shareholder elects to defend such third party claim or demand, the Indemnified Party shall have the right to participate in the defense of such third party claim or demand, at such Indemnified Party’s own expense.  In the event, however, that such Indemnified Party reasonably determines that representation by counsel to the Galaxy Shareholders of both the Galaxy Shareholders and such Indemnified Party could reasonably be expected to present counsel with a conflict of interest, then the Indemnified Party may employ separate counsel to represent or defend them in any such action or proceeding and the Galaxy Shareholders will pay the fees and expenses of such counsel.  If the Galaxy Shareholders do not elect to defend such third party claim or demand or do not defend such third party claim or demand in good faith, the Indemnified Party shall have the right, in addition to any other right or remedy it may have hereunder, at the Galaxy Shareholders’ expense, to defend such third party claim or demand; provided, however, that (i) such Indemnified Party shall not have any obligation to participate in the defense of, or defend, any such third party claim or demand; (ii) such Indemnified Party’s defense of or its participation in the defense of any such third party claim or demand shall not in any way diminish or lessen the obligations of the Galaxy Shareholders under the agreements of indemnification set forth in this Article VII; and (iii) such Indemnified Party may not settle any claim without the consent of the Galaxy Shareholders, which consent shall not be unreasonably withheld or delayed.

(c)

The parties and the other Indemnified Parties, if any, shall cooperate fully in all aspects of any investigation, defense, pre-trial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to this Article VII, including, but not limited to, by providing the other party with reasonable access to employees and officers (including as witnesses) and other information.

(d)

Except for third party claims being defended in good faith, the Galaxy Shareholders shall satisfy their obligations under this Article VII in respect of a valid claim for indemnification hereunder that is not contested by Galaxy in good faith in cash within thirty (30) days after the date on which Notice of Claim is given.

7.4

Indemnification Procedures for Non-Third Party Claims.

In the event any Indemnified Party should have an indemnification claim against the Galaxy Shareholders under this Agreement that does not involve a claim by a third party, the Indemnified Party shall promptly deliver notice of such claim to the Galaxy Shareholders in writing and in reasonable detail.  The failure by any Indemnified Party to so notify the Galaxy Shareholders shall not relieve the Galaxy Shareholders from any liability that they may have to such Indemnified Party, except to the extent that Galaxy has been actually prejudiced by such failure.  If the Galaxy Shareholders do not notify the Indemnified Party within fifteen (15) business days following its receipt of such notice that the Galaxy Shareholders dispute such claim, such claim specified by the Galaxy Shareholders in such notice shall be conclusively deemed a liability of the Shareholder under this Article VII and the Galaxy Shareholders shall pay the amount of such liability to the Indemnified Party on demand, or in the case of any notice in which the amount of the claim is estimated, on such later date when the amount of such claim is finally determined.  If the Galaxy Shareholders disputes that liability with respect to such claim in a timely manner, Galaxy and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be submitted to arbitration pursuant to Section 9.11.

7.5

Limitations on Indemnification.

(a)

In no event shall any claims for indemnification for which the Galaxy Shareholders may be liable under this Article VII be payable out of any assets or other property of the Galaxy Shareholders other than the FLCR Shares received by the Galaxy Shareholders pursuant hereto.

(b)

No claim for indemnification under this Article VII shall be asserted by, and no liability for such indemnity shall be enforced against the Galaxy Shareholders to the extent the Indemnified Party has theretofore received indemnification or otherwise been compensated for such Claim.  In the event that an Indemnified Party shall later collect any such amounts recovered under insurance policies with respect to any Claim for which it has previously received payments under this Article VII from the Galaxy Shareholders, such Indemnified Party shall promptly repay to the Galaxy Shareholders such amount recovered.

7.6

Exclusive Remedy.

The indemnification provisions of this Article VII (i) shall, in the case of the representatives and warranties of Galaxy and the Galaxy Shareholders, be the exclusive remedy following the Closing with respect to breaches thereof, (ii) shall apply without regard to, and shall not be subject to, any limitation by reason of set-off, limitation or otherwise, except with respect to the limitations set forth in subsection (i) above, and (iii) are intended to be comprehensive and not to be limited by any requirements of law concerning prominence of language or waiver of any legal right under any law (including, without limitation, rights under any workers compensation statute or similar statute conferring immunity from suit).  The obligations of the parties set forth in this Article VII shall be conditioned upon the Closing having occurred.

ARTICLE VIII

TERMINATION

8.1

Termination.

This Agreement may be terminated at any time prior to the Closing:

(a)

by mutual consent of the FLCR Group, Galaxy and the Galaxy Shareholders;

(b)

by the FLCR Group, Galaxy or the Galaxy Shareholders if the Closing shall not have occurred on or before July 1, 2018 (the “Outside Date”);

(c)

by the FLCR Group, Galaxy or the Galaxy Shareholders if any Governmental Authority shall have issued an injunction, order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any material portion of the Merger and such injunction, order, decree, ruling or other action shall have become final and non-appealable;

(d)

by the FLCR Group, Galaxy or the Galaxy Shareholders upon written notice to the other party if any of the conditions to the Closing set forth in Section 6.3 shall have become incapable of fulfillment by the outside date and shall not have been waived in writing by the FLCR Group, Galaxy, or the Galaxy Shareholders respectively.

(e)

by the FLCR Group upon written notice to Galaxy if any of the conditions to the Closing set forth in Section 6.2 shall have become incapable of fulfillment by the outside date and shall not have been waived in writing by the FLCR Group; or

(f)

by Galaxy and the Galaxy Shareholders upon written notice to the FLCR Group if any of the conditions to the Closing set forth in Section 6.1 shall have become incapable of fulfillment by the outside date and shall not have been waived in writing by Galaxy and the Galaxy Shareholders.

8.2

Procedure and Effect of Termination.

In the event of termination of this Agreement pursuant to Section 8.1 hereof, written notice thereof shall forthwith be given by the terminating party to the other party, and, except as set forth below, this Agreement shall terminate and be void and have no effect and the Merger shall be abandoned without any further action by the parties hereto; provided that, if such termination shall result from the failure of a party to perform a covenant, obligation or agreement in this Agreement or from the breach by a party of any representation or warranty contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other party as a result of such failure or breach.  If this Agreement is terminated as provided herein:

(a)

each party hereto shall redeliver, and shall cause its agents (including, without limitation, attorneys and accountants) to redeliver, all documents, work papers and other material of each party hereto relating to the Merger, whether obtained before or after the execution hereof; and

(b)

each party agrees that all Confidential Information received by a party with respect to the other party, this Agreement or the Merger shall be kept confidential notwithstanding the termination of this Agreement.

ARTICLE IX

MISCELLANEOUS

9.1

Entire Agreement.

This Agreement and the Schedules and Exhibits hereto contain the entire agreement between the parties and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

9.2

Amendment and Modifications.

This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

9.3

Extensions and Waivers.

At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

9.4

Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto.  Except as provided in Article VII, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9.5

Survival of Representations, Warranties and Covenants.

The representations and warranties contained herein shall survive the Closing and shall thereupon terminate eighteen (18) months from the Closing, except that (i) the representations contained in Sections 3.1, 3.2, 3.3, 3.5, 3.6, 3.9, 4.1, 4.2, 4.4 and 4.5 shall survive indefinitely, (ii) the representations contained in Section 3.12 and 4.9 shall survive until the expiration of the applicable statute of limitations with respect to the matter at issue, and (iii) the representations contained in Section 3.17 and 4.11 shall survive until the third anniversary of the Closing.  All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.  All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

9.6

Headings; Definitions.

The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.  All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms

9.7

Severability.

If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

9.8

Specific Performance.

The parties hereto agree that in the event any party fails to consummate the Merger in accordance with the terms of this Agreement, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine.  It is accordingly agreed that the parties shall be entitled to specific performance in such event, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or in equity.

9.9

Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if made in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax, e-mail or other electronic transmission service to the appropriate address or number as set forth below.

If to Full Circle Registry, Inc. or the Merger Sub: 1125 Summit Drive Shelbyville, KY 40065

If to Galaxy Next Generation, Inc.: Galaxy Next Generation, Inc. 285 Big A Road Toccoa, GA 30577 Attn: Gary LeCroy, Chief Executive Officer	with a copy to: Jones & Haley, P.C. 750 Hammond Drive, Suite 100, Bldg. 12 Atlanta, Georgia 30328-6273 Attention: Richard W. Jones

9.10

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, the Georgia Code shall apply to the internal corporate governance of Galaxy.

9.11

Fees and expenses.

Galaxy will pay the fees and expenses of the transaction, including a fairness opinion, provided that FCLR shall pay its legal and accounting fees in excess of $27,000.

9.11

Arbitration.

If a dispute arises as to the interpretation of this Agreement, or any actions taken in connection with this Agreement, it shall be first be submitted to mediation with a mediation forum to be agreed to by the parties.  If mediation is unsuccessful the dispute shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute.  The arbitration shall take place in the State of Georgia. The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

9.12

Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

9.13

Certain Definitions.

As used herein:

(a)

"Affiliate" shall have the meanings ascribed to such term in Rule 12b-2 of the Exchange Act;

(b)

"Business Day" shall mean any day other than a Saturday, Sunday or a day on which federally chartered financial institutions are not open for business in the City of Atlanta, Georgia.

(c)

“Confidential Information” shall mean the existence and contents of this Agreement and the Schedules and Exhibits hereto, and all proprietary technical, economic, environmental, operational, financial and/or business information or material of one party which, prior to or following the Closing Date, has been disclosed by Galaxy, on the one hand, or FLCR, on the other hand, in written, oral (including by recording), electronic, or visual form to, or otherwise has come into the possession of, the other;

(d)

“Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future;

(e)

"Environmental Law" shall mean any applicable statute, rule, regulation, law, bylaw, ordinance or directive of any Governmental Authority dealing with the pollution or protection of natural resources or the indoor or ambient environment or with the protection of human health or safety;

(f)

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(g)

“GAAP” shall mean United States generally accepted accounting principles as in effect on the date or for the period with respect to which such principles are applied;

(h)

“Governmental Authority” shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission or court, whether domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof;

(i)

“Intellectual Property” shall mean all of Galaxy’s: (i) inventions (whether patentable or un-patentable and whether or not reduced to practice), all improvements thereto and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (b) trademarks, service marks, trade dress, domain names, maskworks, logos, trade names and corporate names, including all goodwill associated therewith and all applications, registrations and renewals in connection therewith, (c) copyrightable works, copyrights and all applications, registrations and renewals in connection therewith, (d) trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (e) computer software, together with all translations, adaptations, derivations and combinations thereof (including data and related documentation), (f) all other proprietary rights, and (g) all copies and tangible embodiments thereof (in whatever form or medium);

(j)

"Knowledge" shall mean (i) with respect to an individual, knowledge of a particular fact or other matter, if such individual is aware of such fact or other matter, and (ii) with respect to a Person that is not an individual, knowledge of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter;

(k)

“Liens” shall mean liens, pledges, charges, claims, security interests, purchase agreements, options, title defects, restrictions on transfer or other encumbrances, or any agreements (other than this Agreement) to do any of the foregoing, of any nature whatsoever, whether consensual, statutory or otherwise;

(l)

"Material Adverse Effect" shall mean any adverse effect on the business, condition (financial or otherwise) or results of operation of the applicable entity and its subsidiaries, if any, which is material to the applicable entity and its subsidiaries, if any, taken as a whole;

(m)

“Material Contract” shall mean any oral, written or implied contracts, agreements, leases, powers of attorney, guaranties, surety arrangements or other commitments, excluding equipment and furniture leases entered into in the ordinary course of business, the liabilities or commitments associated therewith exceed, in the case of Galaxy, $5,000 individually or $10,000 in the aggregate, in the case of FLCR, $5,000 individually or $10,000 in the aggregate;

(n)

“Principal Shareholder” is Gary LeCroy, who is a director and owner of shares representing one hundred percent (100%) of the voting rights of all shares outstanding.

(o)

"Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof;

(p)

 “SEC” shall mean the Securities and Exchange Commission;

(q)

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

(r)

“FLCR Shares” shall mean the securities of FLCR, which are to be transferred to the Galaxy Shareholders in the Merger.

(s)

“Taxes” shall mean all taxes (whether U.S. federal, state, local or non-U.S.) based upon or measured by income and any other tax whatsoever, including, without limitation, gross receipts, profits, sales, levies, imposts, deductions, charges, rates, duties, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll and social security, employment, excise, stamp duty or property taxes, together with any interest, penalties, charges or fees imposed with respect thereto.

IN WITNESS WHEREOF, FLCR, Galaxy and the Galaxy Shareholders have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

FULL CIRCLE REGISTRY, INC.

By:__________________________________
    Authorized Officer

GALAXY NEXT GENERATION, INC.

By:__________________________________
      Gary LeCroy, President

GALAXY MS, INC.

By:__________________________________

     Authorized Officer

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